Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Media contact:
August 20, 2014	Bob Varettoni 908-559-6388 robert.a.varettoni@verizon.com

Verizon Announces Expiration and

Final Results of Exchange Offers

NEW YORK -- Verizon Communications Inc. (“Verizon”) (NYSE, NASDAQ: VZ; LSE: VZC) today announced the expiration and final results of its previously announced eleven separate private offers to exchange (the “Exchange Offers”) specified series of debt securities issued by Verizon and by Alltel Corporation (an indirect wholly owned subsidiary of Verizon) (collectively, the “Old Notes”) for new debt securities to be issued by Verizon (the “New Notes”) in accordance with the terms of the Exchange Offers.

The Exchange Offers consist of the following:

(a) (i)	an offer to exchange the 2.500% notes due 2016 of Verizon; and

(ii)	an offer to exchange the 3.650% notes due 2018 of Verizon,

in each case, for new 2.625% notes due 2020 of Verizon (the “New Notes due 2020”), provided that the principal amount of New Notes due 2020 to be issued in such Exchange Offers on an aggregate basis shall not exceed $3,300,000,000 (the “2020 Maximum Exchange Amount”) (collectively, the “2020 Exchange Offers”);

Verizon News Release, page 2

(b) (i)	an offer to exchange the 7.350% notes due 2039 of Verizon;

(ii)	an offer to exchange the 7.875% debentures due 2032 of Alltel Corporation;

(iii)	an offer to exchange the 7.750% notes due 2032 of Verizon;

(iv)	an offer to exchange the 7.750% notes due 2030 of Verizon;

(v)	an offer to exchange the 6.800% debentures due 2029 of Alltel Corporation; and

(vi)	an offer to exchange the 6.400% notes due 2033 of Verizon,

in each case, for new 4.862% notes due 2046 of Verizon (the “New Notes due 2046”), provided that the principal amount of New Notes due 2046 to be issued in such Exchange Offers on an aggregate basis shall not exceed $4,500,000,000 (the “2046 Maximum Exchange Amount”) (collectively, the “2046 Exchange Offers”); and

(c) (i)	an offer to exchange the 6.550% notes due 2043 of Verizon;

(ii)	an offer to exchange the 6.900% notes due 2038 of Verizon; and

(iii)	an offer to exchange the 6.400% notes due 2038 of Verizon,

in each case, for new 5.012% notes due 2054 of Verizon (the “New Notes due 2054”), provided that the principal amount of New Notes due 2054 to be issued in such Exchange Offers on an aggregate basis shall not exceed $5,500,000,000 (the “2054 Maximum Exchange Amount”) (collectively, the “2054 Exchange Offers”).

The Exchange Offers were conducted by Verizon upon the terms and subject to the conditions set forth in a confidential offering memorandum, dated July 23, 2014, as amended by the press release issued by Verizon on August 6, 2014 (the “Offering Memorandum”).

Based on information provided by Global Bondholder Services Corporation, the exchange agent and information agent for the Exchange Offers, the tables below provide the aggregate principal amount of each series of Old Notes validly tendered and not validly withdrawn at or prior to the Expiration Date for the Exchange Offers (11:59 p.m. (New York City time) on August 19, 2014) and the aggregate principal amount of each series of Old Notes that Verizon expects to accept pursuant to the Exchange Offers.

Old Notes included in the 2020 Exchange Offers:

CUSIP Number	Title of Security	Acceptance Priority Level	Principal Amount Outstanding	Principal Amount Tendered by the Expiration Date	Principal Amount Expected to be Accepted Pursuant to the Exchange Offer
92343VBN3	2.500% notes due 2016(1)	1	$4,250,000,000	$1,067,665,000	$1,067,665,000
92343VBP8	3.650% notes due 2018(1)	2	$4,750,000,000	$2,051,930,000	$2,051,930,000

Verizon News Release, page 3

Old Notes included in the 2046 Exchange Offers:

CUSIP/ISIN Number	Title of Security	Acceptance Priority Level	Principal Amount Outstanding	Principal Amount Tendered by the Expiration Date	Principal Amount Expected to be Accepted Pursuant to the Exchange Offer
92343VAU8	7.350% notes due 2039(1)	1	$1,000,000,000	$519,670,000	$519,670,000
020039DC4	7.875% debentures due 2032(2)	2	$700,000,000	$248,199,000	$248,199,000
92344GAS5	7.750% notes due 2032(1)	3	$400,000,000	$149,216,000	$149,215,000

92344GAM8 92344GAC0 U92207AC0/ USU92207AC07	7.750% notes due 2030(1)	4	$2,000,000,000	$793,804,000	$793,804,000

020039AJ2	6.800% debentures due 2029(2)	5	$300,000,000	$65,379,000	$65,379,000
92343VBS2	6.400% notes due 2033(1)	6	$6,000,000,000	$3,619,495,000	$1,644,545,000

Old Notes included in the 2054 Exchange Offers:

CUSIP Number	Title of Security	Acceptance Priority Level	Principal Amount Outstanding	Principal Amount Tendered by the Expiration Date	Principal Amount Expected to be Accepted Pursuant to the Exchange Offer
92343VBT0	6.550% notes due 2043(1)	1	$15,000,000,000	$9,816,003,000	$4,330,394,000
92343VAP9	6.900% notes due 2038(1)	2	$1,250,000,000	$641,770,000	$0
92343VAK0	6.400% notes due 2038(1)	3	$1,750,000,000	$615,001,000	$0

(1)	Issued by Verizon.

(2)	Issued by Alltel Corporation.

Based on the aggregate principal amount of Old Notes validly tendered (and not validly withdrawn) in the Exchange Offers and in accordance with the terms of the Exchange Offers, Verizon expects to accept:

(a) (i)	all of the tendered 2.500% notes due 2016; and

(ii)	instead of accepting tendered 3.650% notes due 2018 on a prorated basis, Verizon expects to accept additional tendered 3.650% notes due 2018 for exchange pursuant to Verizon’s right under the federal securities laws to accept up to an additional 2% of the outstanding 3.650% notes due 2018 without extending the Exchange Offer and accordingly expects to accept all tendered 3.650% notes due 2018;

(b) (i)	all of the tendered 7.350% notes due 2039;

(ii)	all of the tendered 7.875% debentures due 2032;

(iii)	all of the tendered 7.750% notes due 2032;

(iv)	all of the tendered 7.750% notes due 2030;

(v)	all of the tendered 6.800% debentures due 2029; and

(vi)	after giving effect to proration and rounding, $1,644,545,000 aggregate principal amount of the tendered 6.400% notes due 2033, with a proration factor for such series of Old Notes equal to approximately 45.45%; and

(c) (i)	after giving effect to proration and rounding, $4,330,394,000 aggregate principal amount of the tendered 6.550% notes due 2043, with a proration factor for such series of Old Notes equal to approximately 44.13%;

Verizon News Release, page 4

(ii)	none of the tendered 6.900% notes due 2038; and

(iii)	none of the tendered 6.400% notes due 2038.

The settlement date for the Exchange Offers is expected to be August 21, 2014. Verizon expects that it will issue $3,304,145,000 aggregate principal amount of New Notes due 2020, $4,500,038,000 aggregate principal amount of New Notes due 2046 and $5,500,001,000 aggregate principal amount of New Notes due 2054, in satisfaction of the exchange offer consideration on such tendered Old Notes (not including accrued and unpaid interest on the Old Notes, which will be payable by Verizon in addition to the applicable exchange offer consideration). Verizon will not receive any cash proceeds from the Exchange Offers.

Consummation of the Exchange Offers is subject to the satisfaction of the Accounting Treatment Condition (as described in the Offering Memorandum). As previously announced, the Yield Condition (as described in the Offering Memorandum) has been satisfied. Verizon today announced that certain customary conditions to the Exchange Offers, including the absence of certain adverse legal and market developments, have been satisfied. No Exchange Offer is conditioned upon any minimum amount of Old Notes being tendered or the consummation of any other Exchange Offer, and, subject to applicable law, each Exchange Offer may be amended, extended or terminated individually.

The Exchange Offers were extended only (1) to holders of Old Notes that are “Qualified Institutional Buyers” as defined in Rule 144A under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), in a private transaction in reliance upon the exemption from the registration requirements of the U.S. Securities Act provided by Section 4(a)(2) thereof and (2) outside the United States, to holders of Old Notes other than “U.S. persons” (as defined in Rule 902 under Regulation S of the U.S. Securities Act) and who are not acquiring New Notes for the account or benefit of a U.S. person, in offshore transactions in compliance with Regulation S under the U.S. Securities Act, and who are “Non-U.S. qualified offerees” (as defined in the Offering Memorandum) (each of the foregoing, an “Eligible Holder”), and in each case who have certified in an eligibility letter certain matters to Verizon, including the above status. Only Eligible Holders who had completed and returned an eligibility letter were authorized to receive the Offering Memorandum and to participate in the Exchange Offers.

If and when issued, the New Notes will not be registered under the U.S. Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act and any applicable state securities laws. Verizon will enter into a registration rights agreement with respect to the New Notes.

The lead dealer managers for the Exchange Offers were Citigroup Global Markets Inc., J.P. Morgan Securities LLC and UBS Securities LLC. The co-dealer managers for the Exchange Offers, including four minority-, veteran- and women-owned firms, were Deutsche Bank Securities Inc., Mizuho Securities USA Inc., RBC Capital Markets, LLC, Barclays Capital Inc., Lloyds Securities Inc., Santander Investment Securities Inc., MFR Securities, Inc., Mischler Financial Group, Inc., Samuel A. Ramirez & Company, Inc., PNC Capital Markets LLC, SMBC Nikko Securities America, Inc. and The Williams Capital Group, L.P.

This press release is not an offer to sell or a solicitation of an offer to buy any security. The Exchange Offers are being made solely by the Offering Memorandum and only to such persons and in such jurisdictions as is permitted under applicable law.

Verizon News Release, page 5

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In particular, this communication is only addressed to and directed at: (A) in any Member State of the European Economic Area that has implemented the Prospectus Directive (as defined below), qualified investors in that Member State within the meaning of the Prospectus Directive and (B) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or within Article 43 of the Financial Promotion Order, or to other persons to whom it may otherwise lawfully be communicated by virtue of an exemption to Section 21(1) of the FSMA or otherwise in circumstance where it does not apply (such persons together being “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on the Offering Memorandum or any of its contents. For purposes of the foregoing, the “Prospectus Directive” means the Prospectus Directive 2003/71/EC, as amended, including pursuant to Directive 2010/73/EU.

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Cautionary Statement Regarding Forward-Looking Statements

In this communication we have made forward-looking statements. These statements are based on our estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include the information concerning our possible or assumed future results of operations. Forward-looking statements also include those preceded or followed by the words “anticipates,” “believes,” “estimates,” “hopes” or similar expressions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors, along with those discussed in our filings with the Securities and Exchange Commission (the “SEC”), could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: the ability to realize the expected benefits of our transaction with Vodafone in the timeframe expected or at all; an adverse change in the ratings afforded our debt securities by nationally accredited ratings organizations or adverse conditions in the credit markets affecting the cost, including interest rates, and/or availability of further financing; significantly increased levels of indebtedness as a result of the Vodafone transaction; changes in tax laws or treaties, or in their interpretation; adverse conditions in the U.S. and international economies; material adverse changes in labor matters, including labor negotiations, and any resulting financial and/or operational impact; material changes in technology or technology substitution; disruption of our key suppliers’ provisioning of products or services; changes in the regulatory environment in which we operate, including any increase in restrictions on our ability to operate our networks; breaches of network or information technology security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance; the effects of competition in the markets in which we operate; changes in accounting assumptions that regulatory agencies, including the SEC, may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; significant increases in benefit plan costs or lower investment returns on plan assets; and the inability to implement our business strategies.